                                                                      EXHIBIT 32

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of Comerica Incorporated (the "Corporation"), does hereby certify with respect to the Annual Report of the Corporation on Form 10-K for the year ended December 31, 2003 (the "Report") that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 8, 2004

                                                         /s/ Ralph W. Babb
                                              -------------------------------
                                                           Ralph W. Babb, Jr.
                                                      Chairman, President and
                                                      Chief Executive Officer

Date: March 8, 2004

                                                    /s/ Elizabeth S. Acton
                                              -------------------------------
                                                           Elizabeth S. Acton
                                                 Executive Vice President and
                                                      Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.

                                       32